Power generation licenses	12 Months Ended
Dec. 31, 2018
Power generation licenses [abstract]
Power generation licenses
12	Power generation licenses

The movements in the carrying amount of power generation license during the years are as follows:

	2018	2017
Beginning of the year	3,916,246	3,849,199

Movement:
Currency translation differences	98,726	67,047

End of the year	4,014,972	3,916,246

The Company and its subsidiaries acquired the power generation license in connection with the acquisition of Tuas Power. The power generation license was initially recognised at fair value at the acquisition date. Tuas Power operates power plants in Singapore pursuant to the license granted by the Energy Market Authority for a period of 30 years from 2003 until 2032. The license was extended to 2044 during 2011 with minimal costs and is subject to further renewal. The Company and its subsidiaries expect that the applicable rules and regulations surrounding the renewal can be complied with based on the current market framework. The Company and its subsidiaries assessed the useful life of the power generation license at 31 December 2018 as indefinite and therefore the license is not amortized.

Impairment test of power generation license

Power generation license belongs to and has been assigned to Tuas Power, a CGU. The recoverable amount of the CGU is determined based on value-in-use calculation. Management prepared the impairment model based on budget approved by the Board and various factors, such as inflation, power demand and other factors as well as the terminal value.

Key assumptions used for value-in-use calculation:

Management has assessed that one of the most sensitive key assumptions is the discount rate which was arrived at based on weighted average cost of capital. The discount rate applied in determining the recoverable amounts of the CGU was 8.02% (31 December 2017: 7.30%). An absolute increase in the discount rate of 0.5% (31 December 2017: 0.5%) would result in approximately RMB1,715 million (31 December 2017: RMB2,043 million) decrease in the recoverable amount of the CGU.

Other key assumptions include projection of its business performance based on estimation of gross margin from electricity sold, volume of electricity sold and other operating expenses, which are largely based on a combination of past performance of the CGU, its expectation of market developments and consistency with forecasts included in industry reports. On average, the growth rates of 3.5% was used in consideration of future expansion plans and new development projects as part of the long-term strategy. Cash flows beyond the terminal year was extrapolated using a growth rate of 2.0%.

Based on the assessments, no impairment was provided for the power generation license.